Q3 Fiscal Year 2024 Financial Results Conference Call Vice President, Investor Relations & Treasurer Kristine Moser Executive Vice President Finance & Chief Financial Officer Gregory P. Rustowicz January 31, 2024 President & Chief Executive Officer David J. Wilson

© 2023 COLUMBUS MCKINNON CORPORATION These slides, and the accompanying oral discussion (together, this “presentation”), contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “illustrative,” “intend,” “likely,” “may,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “shall,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this document, including, but are not limited to, statements relating to: (i) our strategy, outlook and growth prospects and our fourth quarter fiscal 2024 guidance; (ii) our operational and financial targets and capital distribution policy; (iii) general economic trend and trends in the industry and markets; (iv) the risk and costs associated with the integration of, and our ability to integrate acquisitions successfully to achieve synergies; (v) the proper application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates and judgements, (vi) the effectiveness of our new facility in Monterrey, Mexico to provide cost savings and margin improvement and (vii) the Company’s Net Leverage Ratio as of the end of fiscal 2024; (viii) the amount of debt to be paid down by the Company during the fourth quarter of 2024; (ix) the competitive environment in which we operate; are forward looking statements. Forward-looking statements are not based on historical facts, but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other factors that could cause the actual results, performance or achievements of the Company to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. It is not possible to predict or identify all such risks. These risks include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 as well as in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward- looking statements. Forward-looking statements speak only as of the date they are made. Columbus McKinnon undertakes no duty to update publicly any such forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. Non-GAAP Financial Measures and Forward-looking Non-GAAP Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The non-GAAP measures are noted and reconciliations of comparable GAAP with non-GAAP measures can be found in tables included in the Supplemental Information portion of this presentation. Safe Harbor Statement 2

© 2023 COLUMBUS MCKINNON CORPORATION 3 Third Quarter FY24 Key Takeaways • Achieved over $1.0 billion net sales over the last year, including a 10% increase in net sales in Q3 driven by strength across all product platforms led by precision conveyance • Continued progress on gross margin expansion, up 130 bps and 160 bps on an adjusted basis • Operating income increased a robust 33%, while operating margin increased 180 bps driven by operating leverage on growth, progress on our transformation and our focus on CMBS and 80/20 • Net income of $9.7 million and Adjusted EBITDA1 of $41.3 million, up 22%. Expanded Adjusted EBITDA Margin1 by 160 bps to 16.3% • Continued to deliver strong cash flow generation with YTD cash from operations of $28.6 million, up 69% from prior year • Net Leverage Ratio1,2 decreased to 2.6x; Continue to expect Net Leverage Ratio1,2 of ~2.3x by EOY Double-Digit Sales and Operating Income Growth Highlight our Transformation Progress 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation. 2 On a financial covenant basis per the Company’s Amended and Restated Credit Agreement

© 2023 COLUMBUS MCKINNON CORPORATION 4 Continued Orders Growth and Encouraging Pipeline Operational Improvements Enabled Backlog Conversion Orders and Backlog $215.0 $246.0 $257.0 $226.5 $231.2 0.93x 0.97x 1.09x 0.88x 0.91x Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Q3 FY24 Orders Book:Bill 1Long term backlog is expected to ship beyond three months $164.7 $142.0 $177.3 $148.3 $151.3 $164.4 $166.7 $178.0 $169.4 $147.1 $329.1 $308.7 $355.3 $317.7 $298.4 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Q3 FY24 Long Term Backlog Short Term Backlog1 ($ in millions) Strong Order Growth and an Encouraging Funnel… Improving Past Due Backlog • Past due backlog reduced by 26% from Q2; in line with expectations • Lead times remain an important focus and continue to improve • Expect backlog to further normalize from elevated levels • Orders up 8% Y/Y with solid demand across all geographies and particular strength in EMEA & Latin America • Precision Conveying up 23% and Lifting up 7% Y/Y • Strength in project orders with an encouraging order funnel

Continued Progress on Footprint Simplification



State-of-the-Art Facility to Support Growth:

- Strategically located in Monterrey, MX
- North American Manufacturing Center of Excellence
- Supports sales growth plan
- Aligned with strategy and 80/20 process; supports margin expansion plan
- Integrating Santiago, MX facility Q4 FY24

Financial Impact:

- Expected Total Capex of ~$26 million:
  - ~$18 million in FY24, including $4 million incurred Q3 YTD
- One-Time Transition Costs of ~$2 million in Q4 FY24 from Santiago, MX integration

Aligned with Footprint Simplification Strategy… Drives Cost Savings Over Time and Supports Projected Growth

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© 2023 COLUMBUS MCKINNON CORPORATION

© 2023 COLUMBUS MCKINNON CORPORATION 6 Unlocking CMCO’s Potential Business System and Core Growth Framework to Transform CMCO Framework to Deliver Differentiated Growth, Financial Performance and Shareholder Value GROWTH FRAMEWORKCMBS TRANSFORMATION

Net Sales

($ in millions)

Q3 sales increased 10.3% Y/Y or 8.5% excluding FX

- Sales outside of the U.S. increased 30%
  - o montratec contributed 17% growth
  - o Price and volume contributed 8% growth
- Partially offset by U.S. decrease of 2% due to lower volume



$230.4
$253.8
$235.5
$258.4
$254.1
Q3 FY23
Q4 FY23
Q1 FY24
Q2 FY24
Q3 FY24

Quarter Sales Bridge

($ in millions)	Quarter $ Change	Quarter % Change
Fiscal 2023 Sales	$ 230.4	
Acquisition	15.5	6.7%
Pricing	6.5	2.8%
Volume	(2.4)	(1.0)%
Foreign currency translation	4.1	1.8%
Total change	$ 23.7	10.3%
Fiscal 2024 Sales	$ 254.1	

Note: Components may not add to totals due to rounding

Delivered Double-Digit Sales Increase Inclusive of montratec Acquisition

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© 2023 COLUMBUS MCKINNON CORPORATION

© 2023 COLUMBUS MCKINNON CORPORATION 8 Gross Profit & Margin Gross Profit Bridge Gross Margin Increased 130 bps Y/Y; Adjusted Gross Margin1 Increased 160 bps Y/Y $82.0 $91.2 $86.6 $100.0 $93.9 35.6% 35.9% 36.8% 38.7% 36.9% 35.6% 35.9% 36.9% 38.7% 37.2% Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Q3 FY24 Adjusted Gross Margin 1 ($ in millions) Note: Components may not add to totals due to rounding Quarter($ in millions) $ 82.0Fiscal 2023 Gross Profit 6.7Acquisition 4.6Price, net of mfg cost changes (incl. inflation) 0.9Product liability (0.6)Current year business realignment costs (1.2)Sales volume and mix 1.4Foreign currency translation 11.8Total change $ 93.9Fiscal 2024 Gross Profit 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation.

© 2023 COLUMBUS MCKINNON CORPORATION 9 RSG&A $25.4 $25.3 $25.0 $26.9 $26.6 $25.1 $26.4 $27.4 $25.7 $26.3 $4.8 $5.5 $5.9 $6.5 $6.7 $55.4 $57.2 $58.3 $59.1 $59.5 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Q3 FY24 Selling G&A R&D RSG&A increased $4.1 million Y/Y to $59.5 million • $3.4 million from montratec • $1.4 million of higher R&D, excluding FX and montratec, as we advance our product innovation and product line simplification initiatives • $0.8 million higher due to FX • Partially offset by $1.0 million of lower one-time costs driven by acquisition earnout in Q3 FY23 and $0.5 million lower selling costs Note: Components may not add to totals due to rounding RSG&A as % of sales: 23.4% RSG&A as a Percent of Sales Improved 70 bps Driven by Leverage on Growth ($ in millions) 24.1% 24.8% 22.9%22.5%

© 2023 COLUMBUS MCKINNON CORPORATION 10 Operating Income Operating income of $26.9 million, up 33% Y/Y • Operating income grew $6.7 million • Operating margin of 10.6% expanded 180 bps Adjusted Operating Income1 of $29.7 million, up 27% Y/Y • Adjusted Operating Income1 increased $6.3 million • Adjusted Operating Margin1 of 11.7% expanded 150 bps Operating Income Increased 33% Y/Y Driven By Operating Leverage on Our Growth Operating Income & Margin Adjusted Operating Income1 & Margin1 $23.5 $29.2 $25.8 $34.1 $29.7 10.2% 11.5% 10.9% 13.2% 11.7% Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Q3 FY24 $20.2 $27.5 $21.4 $33.4 $26.9 8.8% 10.8% 9.1% 12.9% 10.6% Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Q3 FY24 ($ in millions) 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation.

© 2023 COLUMBUS MCKINNON CORPORATION $0.42 $0.48 $0.32 $0.55 $0.34 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Q3 FY24 11 Earnings Per Share Adjusted Diluted EPS1 GAAP Diluted EPS $0.72 $0.80 $0.62 $0.76 $0.74 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Q3 FY24 Net income of $9.7 million in the quarter • $6.7 million increase in operating income • Offset by: o $4.6 million non-cash pension settlement expense o $2.6 million higher interest expense o $2.2 million lower FX gain than prior year Adjusted Net Income1 of $21.4 million, up 4%; Adjusted Diluted EPS1 of $0.74, up 3% Add backs (pre-tax): • $7.5 million of amortization of intangibles • $4.6 million non-cash pension settlement expense • $2.0 million of business realignment & HQ relocation • $0.8 million of Monterrey, MX start-up costs Delivered Y/Y Adjusted Dilute EPS Growth Despite $0.07 Per Share Headwind from Higher Interest 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation.

Adjusted EBITDA & ROIC

CMCO INTELLIGENT MOTION

Adjusted EBITDA[1] and Margin[1]


$140.1
$147.8
$163.4
15.4%
15.8%
16.3%
FY22
FY23
Q3 FY24 TTM

Return on Invested Capital (ROIC)[1]


7.2%
6.7%
7.0%
FY22
FY23
Q3 FY24 TTM

Adjusted EBITDA Margin[1] of 16.3% in quarter

- Targeting 21% Adjusted EBITDA Margin in FY27
- Expect 80/20 initiatives, factory simplification, and operating leverage on increased scale to drive margin expansion

Transforming business with strategic investments

- ROIC[1] improved 30 bps from FY23
- TTM ROIC[1] reflects higher average capital base driven by timing of the montratec acquisition
- Strategy expected to deliver improved earnings power and ROIC[1] over time

Continued Progress on ROIC[1] Improvement in the Quarter; Targeting Low Double-Digit ROIC[1] by FY27

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© 2023 COLUMBUS MCKINNON CORPORATION

1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation.

© 2023 COLUMBUS MCKINNON CORPORATION $86.6 $35.8 $71.0 $75.9 951% 121% 147% 156% FY21 FY22 FY23 Q3 FY24 TTM 13 Free Cash Flow1 & Conversion 1 Cash Flow Note: Components may not sum due to rounding Year-to-DateThree Months Ended 12/31/2212/31/2312/31/2212/31/23 $ 16.9$ 28.6$ 10.8$ 29.1 Net cash provided by (used for) operating activities 9.516.34.26.0Capital Expenditures $ 7.4$ 12.3$ 6.5$ 23.1Free Cash Flow (FCF)1 69% increase in Net Cash Provided by Operating Activities YTD • Working capital improvement partially offset by higher cash interest paid 66% increase in YTD FCF1 driven by increase in Net Cash Provided by Operating Activities despite higher CapEx Continue to Demonstrate Strong Free Cash Flow Conversion1 ($ in millions) 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation.

© 2023 COLUMBUS MCKINNON CORPORATION 14 Capital Structure Net Leverage Ratio1 of 2.6x • $15 million debt reduction in the quarter • Expect additional $15 million paydown in Q4 FY24 totaling $55 million paydown in FY24 Refinanced debt with montratec acquisition: Lower cost and improved flexibility • Increased Term Loan B by $75 million; matures May 2028 • Added ABL with accounts receivable that matures June 2026; up to $55 million capacity • 67% of total debt is hedged at a weighted average fixed cost of 6.6% Continued financial flexibility with $262 million of liquidity Capital Priorities are Investing in Organic Growth and Paying Down Debt CAPITALIZATION March 31, 2023 December 31, 2023 $ 133.2$ 102.9Cash and cash equivalents 471.6550.0Total debt 338.4447.1Total net debt 833.8878.4Shareholders’ equity $ 1,305.4$ 1,428.5Total capitalization 36.1%38.5%Debt/total capitalization 28.9%33.7%Net debt/net total capitalization ($ in millions) Note: Components may not add to totals due to rounding 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation; On a financial covenant basis per Amended and Restated Credit Agreement

Q4 FY2024 Guidance

Net Sales ($M)	$260 million to $270 million +2% to +6% Y/Y
RSG&A Expense	~$60 million
Interest Expense	~$10 million
Tax Rate	25%
Diluted Average Shares	29.1 million
Capital Expenditures	$14 to $19 million
FY24 FCF Conversion[1]	~90%
Net Leverage Ratio[1]	~2.3x

Expect Strong Growth and Margin Expansion for FY24; Remain Confident in Long-Term Objectives

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© 2023 COLUMBUS MCKINNON CORPORATION

[1] Free Cash Flow Conversion and Net Leverage Ratio are non-GAAP financial measures. See supplemental information for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP financial measures. Forward-looking estimates of Free Cash Flow Conversion and Net Leverage Ratio are made in a manner consistent with the relevant definitions and assumptions noted herein, but reconciliations are not available on a forward looking basis without unreasonable effort.

Q3 Fiscal Year 2024 Financial Results Conference Call Vice President, Investor Relations & Treasurer Kristine Moser Executive Vice President Finance & Chief Financial Officer Gregory P. Rustowicz January 31, 2024 President & Chief Executive Officer David J. Wilson

Supplemental Information

© 2023 COLUMBUS MCKINNON CORPORATION 18 Conference Call Playback Info Replay Number: 412-317-6671 passcode: 13743372 Telephone replay available through February 7, 2024 Webcast / PowerPoint / Replay available at investors.cmco.com Transcript, when available, at investors.cmco.com

Adjusted Gross Margin Trajectory

ADJUSTED GROSS MARGIN[1] PROGRESSION



~240 bps
390 bps
~40%
37.6%
36.5%
36.1%
35.4%
35.0%
34.1%
33.7%
FY18
FY19
FY20
FY21
FY22
FY23
YTD FY24
FY27E

GROSS MARGIN LEVERS

Operating Initiatives

- Operational Excellence
- Volume/scale/pricing
- Product line simplification

Strategic Initiatives

- Accretive acquisitions
- Factory simplification

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© 2023 COLUMBUS MCKINNON CORPORATION

[1] Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation.

© 2023 COLUMBUS MCKINNON CORPORATION 20 The following information provides definitions and reconciliations of the non-GAAP financial measures presented in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (GAAP). The Company has provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this presentation that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this presentation. The non-GAAP financial measures in this presentation may differ from similarly titled measures used by other companies. • Adjusted Gross Profit and Adjusted Gross Margin • Adjusted Operating Income and Adjusted Operating Margin • Adjusted Net Income and Adjusted Diluted EPS • Adjusted EBITDA and Adjusted EBITDA Margin • ROIC • Free Cash Flow and Free Cash Flow Conversion • Net Debt and Net Leverage Ratio We have not reconciled Free Cash Flow Conversion outlook to the most comparable GAAP outlook because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide outlook for the comparable GAAP measures. Forward-looking estimates of Free Cash Flow Conversion are made in a manner consistent with the relevant definitions and assumptions noted herein. Non-GAAP Measures

Non-GAAP Measures: Adjusted Gross Profit and Adjusted Gross Margin

($ in thousands)	Quarter					Nine Months
	Q3 FY23	Q4 FY23	Q1 FY24	Q2 FY24	Q3 FY24	YTD FY24
GAAP gross profit	$ 82,044	$ 91,218	$ 86,649	$ 99,976	$ 93,897	$ 280,523
Add back (deduct):						
Business realignment costs	—	—	196	—	150	346
Monterrey, MX new factory start-up costs	—	—	—	—	435	435
Non-GAAP adjusted gross profit	$ 82,044	$ 91,218	$ 86,845	$ 99,976	$ 94,482	$ 281,304
Net sales	$ 230,370	$ 253,843	$ 235,492	$ 258,400	$ 254,143	$ 748,036
Gross margin	35.6%	35.9%	36.8%	38.7%	36.9%	37.5%
Adjusted Gross Margin	35.6%	35.9%	36.9%	38.7%	37.2%	37.6%

Adjusted Gross Profit is defined as gross profit as reported, adjusted for certain items. Adjusted Gross Profit Margin is defined as Adjusted Gross Profit divided by net sales. Adjusted Gross Profit and Adjusted Gross Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted Gross Profit and Adjusted Gross Profit Margin as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted Gross Profit and Adjusted Gross Profit Margin, are important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's gross profit and gross profit margin to the historical periods' gross profit and gross margin, as well as facilitates a more meaningful comparison of the Company's gross profit and gross profit margin to that of other companies.

21

Non-GAAP Measures: Adjusted Operating Income and Adjusted Operating Margin

CMCO INTELLIGENT MOTION

($ in thousands)	Quarter					Fiscal Year	
	Q3 FY23	Q4 FY23	Q1 FY24	Q2 FY24	Q3 FY24	2022	2023
Income from operations	$ 20,179	$ 27,469	$ 21,448	$ 33,351	$ 26,912	$ 73,781	$ 97,841
Add back (deduct):							
Acquisition deal and integration costs	338	173	2,587	508	113	10,473	616
Acquisition inventory step-up expense	—	—	—	—	—	5,042	—
Business realignment costs	1,401	848	375	40	1,452	3,902	5,140
Garvey contingent consideration	1,230	—	—	—	—	—	1,230
Product liability settlement	—	—	—	—	—	2,850	—
Headquarter relocation costs	315	681	1,228	146	510	—	996
Acquisition amortization of backlog	—	—	—	—	—	2,100	—
North American warehouse consolidation	—	—	117	82	—	—	—
Monterrey, MX new factory start-up costs	—	—	—	—	755	—	—
Adjusted Operating Income	$ 23,463	$ 29,171	$ 25,755	$ 34,127	$ 29,742	$ 98,148	$ 105,823
Net sales	$ 230,370	$ 253,843	$ 235,492	$ 258,400	$ 254,143	$ 906,555	$ 936,240
Add back:							
Acquisition amortization of backlog	—	—	—	—	—	2,100	—
Adjusted Net Sales	$ 230,370	$ 253,843	$ 235,492	$ 258,400	$ 254,143	$ 908,655	$ 936,240
Operating margin	8.8%	10.8%	9.1%	12.9%	10.6%	8.1%	10.5%
Adjusted Operating margin	10.2%	11.5%	10.9%	13.2%	11.7%	10.8%	11.3%

Adjusted Operating Income is defined as income from operations as reported, adjusted for certain items. Adjusted Operating Margin is defined as Adjusted Operating Income divided by net sales. Adjusted Operating Income and Adjusted Operating Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted Operating Income and Adjusted Operating Margin as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Operating Income and Adjusted Operating Margin, are important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations and operating margin to the historical periods' income from operations and operating margin, as well as facilitates a more meaningful comparison of the Company's income from operations and operating margin to that of other companies.

22

Non-GAAP Measures: Adjusted Net Income and Adjusted Diluted EPS

($ in thousands, except per share data)	Quarter					Fiscal Year	
	Q3 FY23	Q4 FY23	Q1 FY24	Q2 FY24	Q3 FY24	2022	2023
Net income	$ 12,029	$ 13,895	$ 9,275	$ 15,813	$ 9,728	$ 29,660	$ 48,429
Add back (deduct):							
Amortization of intangibles	6,459	6,559	6,877	7,508	7,486	25,283	26,001
Cost of debt refinancing	—	—	—	—	—	14,803	—
Acquisition deal and integration costs	338	173	2,587	508	113	10,473	616
Acquisition inventory step-up expense	—	—	—	—	—	5,042	—
Business realignment costs	1,401	848	375	40	1,452	3,902	5,140
Product liability settlement	—	—	—	—	—	2,850	—
Garvey contingent consideration	1,230	—	—	—	—	—	1,230
Headquarter relocation costs	315	681	1,228	146	510	—	996
Acquisition amortization of backlog	—	—	—	—	—	2,100	—
North American warehouse consolidation	—	—	117	82	—	—	—
Monterrey, MX new factory start-up costs	—	—	—	—	755	—	—
Non-cash pension settlement expense	—	—	—	—	4,599	—	—
Normalize tax rate to 25%[1]	(1,123)	975	(2,569)	(2,199)	(3,227)	(13,852)	2,185
Adjusted Net Income	$ 20,649	$ 23,131	$ 17,890	$ 21,898	$ 21,416	$ 80,261	$ 84,597
Average diluted shares outstanding	28,778	28,869	28,906	29,001	28,991	28,401	28,818
Diluted income per share	$ 0.42	$ 0.48	$ 0.32	$ 0.55	$ 0.34	$ 1.04	$ 1.68
Adjusted Diluted EPS	$ 0.72	$ 0.80	$ 0.62	$ 0.76	$ 0.74	$ 2.83	$ 2.94

[1] Applies a normalized tax rate of 25% in fiscal 2024 and 22% in fiscal 2022 and fiscal 2023 to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted Net Income and Adjusted Diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items, including amortization of intangibles, and also adjusted for a normalized tax rate. Adjusted Net Income and Adjusted Diluted EPS are not measures determined in accordance with GAAP and may not be comparable with the measures used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted Net Income and Adjusted Diluted EPS, are important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income and diluted EPS to that of other companies. The Company believes that presenting Adjusted Diluted EPS provides a better understanding of its earnings power inclusive of adjusting for the non-cash amortization of intangible assets, reflecting the Company's strategy to grow through acquisitions as well as organically.

23

Non-GAAP Measures: Adjusted EBITDA and Adjusted EBITDA Margin

($ in thousands)	Quarter					Fiscal Year		TTM
	Q3 FY23	Q4 FY23	Q1 FY24	Q2 FY24	Q3 FY24	2022	2023	Q3 FY24
Net income	$ 12,029	$ 13,895	$ 9,275	$ 15,813	$ 9,728	$ 29,660	$ 48,429	$ 48,711
Add back (deduct):								
Income tax expense (benefit)	4,701	7,499	3,394	5,100	3,911	8,786	26,046	19,904
Interest and debt expense	7,303	7,668	8,625	10,211	9,952	20,126	27,942	36,456
Investment (income) loss	(574)	(483)	(543)	88	(758)	(46)	(315)	(1,696)
Foreign currency exchange (gain) loss	(3,359)	(1,037)	483	1,746	(1,155)	1,574	(2,189)	37
Other (income) expense, net[1]	79	(73)	214	393	5,234	(1,122)	(2,072)	5,768
Depreciation and amortization expense	10,487	10,567	10,890	11,592	11,570	41,924	41,947	44,619
Cost of debt refinancing	—	—	—	—	—	14,803	—	—
Acquisition deal and integration costs	338	173	2,587	508	113	10,473	616	3,381
Acquisition inventory step-up expense	—	—	—	—	—	5,042	—	—
Product liability settlement	—	—	—	—	—	2,850	—	—
Business realignment costs	1,401	848	375	40	1,452	3,902	5,140	2,715
North American warehouse consolidation	—	—	117	82	—	—	—	199
Headquarter relocation costs	315	681	1,228	146	510	—	996	2,565
Garvey contingent consideration	1,230	—	—	—	—	—	1,230	—
Acquisition amortization of backlog	—	—	—	—	—	2,100	—	—
Monterrey, MX new factory start-up costs	—	—	—	—	755	—	—	755
Adjusted EBITDA	$ 33,950	$ 39,738	$ 36,645	$ 45,719	$ 41,312	$ 140,072	$ 147,770	$ 163,414
Sales	$ 230,370	$ 253,843	$ 235,492	$ 258,400	$ 254,143	$ 906,555	$ 936,240	$ 1,001,878
Add back:								
Acquisition amortization of backlog	—	—	—	—	—	2,100	—	—
Adjusted Net Sales	$ 230,370	$ 253,843	$ 235,492	$ 258,400	$ 254,143	$ 908,655	$ 936,240	$ 1,001,878
Net income margin	5.2%	5.5%	3.9%	6.1%	3.8%	3.3%	5.2%	4.9%
Adjusted EBITDA margin	14.7%	15.7%	15.6%	17.7%	16.3%	15.4%	15.8%	16.3%

[1] During the quarter ending December 31, 2023, certain employees in one of the Company's U.S. pension plans accepted an offer to settle their pension obligation with a lump sum payment. These lump sum settlements are one of the steps the Company is taking to terminate the plan by transferring the liabilities to a third-party. As a result, the Company recorded a non-cash settlement charge in the amount $4,599,000.

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net sales. Adjusted EBITDA and Adjusted EBITDA Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted EBITDA and Adjusted EBITDA Margin as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted EBITDA and Adjusted EBITDA Margin, are important for investors and other readers of the Company's financial statements.

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Non-GAAP Measures: ROIC

($ in thousands)	Fiscal Year		TTM
	2022	2023	Q3 FY24
Income from operations	$ 73,781	$ 97,841	$ 109,180
Add back (deduct):			
Acquisition deal and integration costs	10,473	616	3,381
Business realignment costs	3,902	5,140	2,715
North American warehouse consolidation	—	—	199
Headquarter relocation costs	—	996	2,565
Garvey contingent consideration	—	1,230	—
Monterrey, MX new factory start-up costs	—	—	755
Acquisition inventory step-up expense	5,042	—	—
Product liability settlement	2,850	—	—
Acquisition amortization of backlog	2,100	—	—
Adjusted Operating Income	$ 98,148	$ 105,823	$ 118,795
Adjusted Operating Income, net of normalized tax rate of 25%	$ 73,611	$ 79,367	$ 89,096
Trailing five quarter averages:			
Total debt	438,768	491,410	529,550
Total shareholders' equity	701,640	795,410	844,814
Cash and cash equivalents	123,636	100,922	104,739
Net total capitalization	$ 1,016,772	$ 1,185,898	$ 1,269,625
Return on Invested Capital (ROIC)	7.2%	6.7%	7.0%

ROIC is defined as Adjusted Operating Income, net of taxes at a 25% normalized rate (2022 and 2023 restated with a 25% normalized tax rate versus the 22% tax rate previously reported), for the trailing twelve months divided by the average of debt plus shareholders' equity less cash and cash equivalents (average capital) for the trailing five quarters. ROIC is not a measure determined in accordance with GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as ROIC, is important for investors and other readers of the Company's financial statements.

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© 2023 COLUMBUS MCKINNON CORPORATION Free Cash Flow is defined as net cash provided by (used for) operating activities less capital expenditures. Free Cash Flow Conversion is defined as Free Cash Flow divided by net income. Free Cash Flow and Free Cash Flow Conversion are not measures determined in accordance with GAAP and may not be comparable with the measures as defined or used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Free Cash Flow and Free Cash Flow Conversion, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current periods’ Free Cash Flow and Free Cash Flow Conversion to Free Cash Flow and Free Cash Flow Conversion for historical periods. 26 TTMFiscal Year($ in thousands) Q3 FY24202320222021 $ 95,325 $ 83,636 $ 48,881 $ 98,890Net cash provided by operating activities (19,455)(12,632)(13,104)(12,300)Capital expenditures $ 75,870 $ 71,004 $ 35,777 $ 86,590Free Cash Flow (FCF) $ 48,711 $ 48,429 $ 29,660 $ 9,106Net income 156%147%121%951%Free Cash Flow Conversion Non-GAAP Measures: Free Cash Flow (FCF) and FCF Conversion

© 2023 COLUMBUS MCKINNON CORPORATION 27 Credit Agreement Net Debt is defined in the credit agreement as total debt plus standby letters of credit, net of cash and cash equivalents. Net Leverage Ratio is defined as Credit Agreement Net Debt divided by the Credit Agreement Trailing Twelve Month Adjusted EBITDA (as defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments as defined in the credit agreement). Net Debt and Net Leverage Ratio are not measures determined in accordance with GAAP and may not be comparable with the measures as used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Net Debt and Net Leverage Ratio, are important for investors and other readers of the Company’s financial statements. Non-GAAP Measures: Net Debt and Net Leverage Ratio 1 EBITDA is normalized to include a full year of the acquired entity and assuming that deal related synergies are achieved 2 During the quarter ending December 31, 2023, certain employees in one of the Company's U.S. pension plans accepted an offer to settle their pension obligation with a lump sum payment. These lump sum settlements are one of the steps the Company is taking to terminate the plan by transferring the liabilities to a third-party. As a result, the Company recorded a non-cash settlement charge in the amount $4,599,000. 3 The Company’s credit agreement definition of Adjusted EBITDA excludes certain acquisition deal and integration costs and business realignment costs that are incurred more than two years after the close of an acquisition Trailing Twelve Month($ in thousands) Q3 FY24Q2 FY24 $ 48,711 $ 51,012 Net income Add back (deduct): 2,131 5,410 Annualize EBITDA for montratec1 184 293 Annualize synergies for montratec1 19,904 20,694 Income tax expense (benefit) 36,456 33,807 Interest and debt expense 4,599 —Non-Cash Pension Settlement2 2,158 1,967 Amortization of deferred financing costs 11,859 12,060 Stock Compensation Expense —1,230 Garvey contingent consideration 44,619 43,536 Depreciation and amortization expense 3,381 3,606 Acquisition deal and integration costs (172)(510)Excluded deal and integration costs3 2,715 2,664 Business realignment costs (848)(2,249)Excluded business realignment costs3 199 199 North American warehouse consolidation 2,565 2,370 Headquarter relocation costs 755 —Monterrey, MX new factory start-up costs $ 179,216 $ 176,089 Credit Agreement TTM Adjusted EBITDA 550,040 564,841 Total debt 15,740 15,525 Standby letters of credit (102,945)(99,058)Cash and cash equivalents $ 462,835 $ 481,308 Credit Agreement Net Debt 2.58 x2.73 x Net Leverage Ratio